RIO BRAVO INTERNATIONAL, INC.
                  DEVELOPMENT AND FRANCHISE AGREEMENT SCHEDULE
                             AS OF DECEMBER 28, 1997

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                                                                   (3)                                                       (5)
                                                                 DATE OF                                                 DEVELOPMENT
                                                               DEVELOPMENT                      (4)                       SCHEDULE
             (1)                                              AGREEMENT OR        TERRITORY (all or part                   (total
       DEVELOPER NAME                    (2)                    FRANCHISE             of the states/countries           restaurants/
         AND ADDRESS                 PRINCIPALS                 AGREEMENT               listed) OR LOCATION               deadline)

APPLE CANTINAS                Frank C. Sedowicz           Terminated:  11-01-97   IL, IA, MO, WI
  (GEORGIA), INC.             Lois J. Sedowicz
5555 Oakbrook Parkway         Apple Cantinas, Inc.
Suite 355
Norcross, GA  30093


APPLE-METRO, INC.             Roy Raeburn                              03-26-97   NY                                     5/05-15-01
640 East Boston Post Rd.      Zane Tankel
Mamaronek, NY  10543                                                A. 03-26-97   2690 Hylan Blvd.
                                                                                  Staten Island, NY

                                                                    B. 08-26-97   2655 Richmond Ave.
                                                                                  Staten Island, NY


APPLE SAUCE, INC.             W. Curtis Smith                          08-15-96   IN, OH                                 5/01-31-01
207 Grandview Drive           James P. Borke
Suite 125                                                           A. 08-15-96   500 E. 81st Avenue
Ft. Mitchell, KY  41017                                                           Merrillville, IN


APPLE SAUCE, INC.             W. Curtis Smith                          08-15-96   FL                                     5/01-31-01
207 Grandview Drive           James P. Borke
Suite 125                                                           A. 08-15-96   (to be determined)
Ft. Mitchell, KY  41017


BRAVO AMERICAN                Donald W. Strang, Jr.                    04-22-97   IL                                     5/07-15-01
  CHICAGO LIMITED             Allen S. Musikantow
  LIABILITY COMPANY                                                 A. 04-22-97   3080 Warrenville Road
8905 Lake Avenue                                                                  Lisle, IL
Cleveland, OH  44102


BRAVO AMERICAN                Donald W. Strang, Jr.                    11-11-96   IN                                     5/01-31-01
  INDIANA LIMITED             Allen S. Musikantow
  LIABILITY COMPANY                                                 A. 11-11-96   2525 Sagamore Pkwy. S.
8905 Lake Avenue                                                                  Lafayette, IN
Cleveland, OH  44102


BRAVO AMERICAN                Donald W. Strang, Jr.                    02-07-96   OH                                     5/06-30-00
  OHIO LIMITED                Allen S. Musikantow
  LIABILITY COMPANY                                                 A. 02-07-96   1541 Golden Gate Plaza
8905 Lake Avenue                                                                  Mayfield Heights, OH
Cleveland, OH  44102

                                                                  1

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                                                                    B. 03-25-97   17227 SouthPark Center
                                                                                  Strongsville, OH


BRAVO HOSPITALITY,            Edward W. Doherty                        08-06-97   NJ                                     4/03-31-01
  LLC                         William A. Johnsen
7 Pearl Court                                                       A. 08-06-97   (to be determined)
Allendale, NJ  07401


CONCORD                       Larry S. Bird                         (Franchisee   KS, MO, NE
  HOSPITALITY, INC.                                                   withdrew)
1701 Windhoek Drive
P.O. Box 6212
Lincoln, NE  68512


DAKOTA RIO, INC.              Todd G. Porter                           06-25-97   SD, MT, WY, NE, MN, IA                 3/08-15-99
101B Empire Office Ctr.
4305 S. Louise Avenue                                               A. 06-25-97   2801 S. Louise Ave.
Sioux Falls, SD  57106                                                            Sioux Falls, SD




HEARTLAND RIO, INC.           James H. Stevens                         01-16-96   KS, IA, MO, NE                         3/10-31-98
2400 N. Woodlawn
Suite 140                                                           A. 01-16-96   8310 E. 21st Street
Wichita, KS  67220                                                                Wichita, KS

                                                                    B. 12-09-97   8406 W. Central Avenue
                                                                                  Wichita, KS


MANZANA GRANDE,               Myron Thompson                           01-15-97   ND, SD, MN                             3/08-15-99
  INC.                        Engen Eckmann
1225 S. Broadway                                                    A. 01-15-97   3000 32nd Ave. South
Minot, ND  58701                                                                  Grand Forks, ND



MISS-ALA-RIO, INC.            Glenn D. Durham                          01-24-96   AL, GA, TN, FL, MS                     5/06-30-00
822 Columbiana Raod           Fred Gustin
Birmingham, AL  35209                                               A. 01-24-96   2070 Eastern Blvd.
                                                                                  Montgomery, AL



OZARK RIO, INC.               Gregory R. Walton                        02-29-96   MO, AR, OK, KS                         4/08-31-99
3252 Roanoke
Kansas City, MO  64111                                              A. 02-29-96   2040 E. Independence Ave.
                                                                                  Springfield, MO


                                                                  2

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                                                                    B. 08-26-97   Hwy. 71 Bypass & College
                                                                                  Fayetteville, AR


RCI CANTINA, LLC              Stephen A. Grove                         02-01-96   AL, GA, SC                             4/08-31-99
400 Interstate N. Pkwy.
Suite 1200                                                          A. 02-01-96   2128 Washington Road
Atlanta, GA  30339                                                                Augusta, GA

                                                                    B. 12-03-96   169 Tom Hill Senior
                                                                                  Macon, GA

                                                                    C. 06-25-97   3327 Gentian Blvd.
                                                                                  Columbus, GA


RIO ROSE, L.P.                Harry T. Rose                            09-16-97   NJ, PA                                 5/04-14-02
3 Terry Drive
Suite 103                                                           A. 09-16-97   (to be determined)
Newtown, PA  18940


RIORO, INC.                   Michael Olander                          02-29-96   NC, SC                                 5/06-30-00
170 Windchime Court
Raleigh, NC  27615                                                  A. 02-29-96   US 521 & I-485
                                                                                  Charlotte, NC

RIORO, INC.                   Michael Olander                          02-29-96   WV, NC                                 5/06-30-00
170 Windchime Court                                           Amended: 08-29-96
Raleigh, NC  27615
                                                                    A. 02-29-96   9813 South Blvd.
                                                                                  Pineville, NC


SOUTH COAST                   William F. Palmer                        02-22-96   FL                                     5/06-30-00
  CANTINAS, INC.                                              Amended: 03-13-97
6620 McGinnis Ferry Road
Suite B                                                             A. 02-29-96   (to be determined)
Duluth, GA  30155


SOUTH COAST                   William F. Palmer                        02-22-96   NC, SC, GA                             5/06-30-00
  CANTINAS, INC.                                              Amended: 03-13-97
6620 McGinnis Ferry Road
Suite B                                                             A. 02-22-96   34 Tunnel Road
Duluth, GA  30155                                                                 Asheville, NC

                                                                    B. 06-30-97   21 Roper Mountain Road
                                                                                  Greenville, SC

                                                                    C. 09-09-97   838 Turner McCall Blvd.
                                                                                  Rome, GA


                                                                  3

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T & K PARTNERS, LTD.          Michael J. Scanlon                       02-29-96   KY, OH, IN                             5/06-30-00
249 E. Main Street                                            Amended: 08-15-96
Suite 101
Lexington, KY                                                       A. 02-29-96   2349 Richmond Road
                                                                                  Lexington, KY

                                                                    B. 08-15-96   7980 Hosbrook Road
                                                                                  Madeira, OH



T & K PARTNERS, LTD.          Michael J. Scanlon                       02-29-96   OH, IN, PA                             5/06-30-00
249 E. Main Street                                            Amended: 08-14-96
Suite 101
Lexington, KY                                                       A. 02-29-96
                                                              Closed:  11-24-97



THE RIO TRIO                  Frank DeAngelo                           01-17-96   FL, GA                                 4/08-31-99
  CORPORATION
P.O. Box 956308                                                     A. 01-17-96   1926 Capital Circle, N.E.
Duluth, GA  30136                                                                 Tallahassee, FL


THE RIO TRIO                  Frank DeAngelo                           08-10-96   VA, WV, NC                             5/01-31-01
  CORPORATION
P.O. Box 956308                                                     A. 08-10-96   4105 Chesapeake Square Blvd.
Duluth, GA 30136                                                                  Chesapeake, VA


TLC-EAST, INC.                Matthew J. Fairbairn                     02-06-97   NY, PA                                 5/04-15-01
201 ATP Tour Blvd.            David Stein
Suite 120                                                           A. 02-06-97   (to be determined)
Ponte Vedra Beach, FL
(fka DSMF, INC.)


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